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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                        Commission file number 001-16189

        Date of Report (Date of earliest event reported): October 6, 2003

                                  NISOURCE INC.

             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       001-16189              35-2108964
           --------                       ---------              ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

           801 East 86th Avenue, Merrillville, Indiana     46410
           -------------------------------------------     -----
             (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (877) 647-5990

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                                  NiSource Inc.
                           Current Report of Form 8-K

ITEM 5. OTHER EVENTS

This Current Report on Form 8-K is to reflect the presentation of Columbia Energy Resources, Inc. and the steel-industry-related, inside-the-fence project entities of Primary Energy, Inc. as discontinued operations. The changes affect the financial statements and related notes including Schedules I and II, management's discussion and analysis, and the selected financial data as reported in our 8-K filed July 15, 2003 regarding our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002. Exhibit 99.1 contains information identical to the corresponding sections of the registrants' 8-K filed July 15, 2003 regarding the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002, except that all such information has been updated to the extent required to reflect Columbia Energy Resources, Inc. and the steel-industry-related, inside-the-fence project entities of Primary Energy, Inc. as discontinued operations. As a result of the Columbia Energy Resources, Inc. being classified as discontinued operations, NiSource no longer reports the Exploration and Production segment.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits.

                           Exhibit Number

                           99.1 Items 6, 7 and 8 updated from the NiSource Inc. Annual Report on Form 10-K/A for the year ended December 31, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2003                    Nisource Inc.
                                          By:   /s/ Jeffrey W. Grossman
                                                -------------------------------
                                          Name: Jeffrey W. Grossman
                                          Title: Vice President and Controller

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